Exhibit 10.47
                               SECURITY AGREEMENT
                                      (SEI)

         THIS SECURITY AGREEMENT is made and entered into as of the 7th day of May, 1997, by SOUTHHAMPTON ENTERPRISES INC., a Texas corporation (hereinafter called "Debtor"), whose chief executive office (or residence if Debtor is an individual without an office) is located at 9211 Diplomacy Row, Dallas, Texas 75247 in favor of THOMAS E. DOOLEY, JR., as agent for Sellers (defined below), and his heirs, personal representatives, successors and assigns (hereinafter called "Secured Party"), whose address is 12401 East Saddle Horn Drive, Scottsdale, Arizona 85259.

1.       RECITALS

         1.1 The  parties  identified  on  Schedule  1 hereto  (the  "Sellers"),
Southhampton Enterprises Corp., a British Columbia corporation ("SEC") and Debtor have entered into a Stock Purchase Agreement dated April 21, 1997 (the "Stock Purchase Agreement"), which provides for the purchase by Debtor from Sellers of all of the issued and outstanding common stock of The Antigua Group, Inc., a Nevada corporation ("Antigua").

         1.2 Secured Party has agreed to provide certain financing to SEC in connection with the Stock Purchase Agreement, provided that Secured Party receives, among other things, a security interest in all personal property now owned or hereafter acquired by Debtor.

         1.3 LaSalle Business Credit, Inc. ("LaSalle") has provided or agreed to provide certain financing to Antigua according to the terms of a Loan and Security Agreement, dated January 23, 1997, as modified by a Modification
Agreement of even date herewith, and according to the terms of a Loan and Security Agreement of even date herewith, all between LaSalle and Antigua. In connection therewith and as a condition of that financing, Debtor has executed and delivered to LaSalle a Security Agreement, of even date herewith, granting to LaSalle a security interest in all personal property owned or acquired by Debtor (the "LaSalle Security Agreement").

         1.4 Imperial Bank, a California banking corporation ("Imperial") has agreed to provide certain financing to Antigua according to the terms of a Credit Agreement, of even date herewith, by and among Imperial, SEC, Debtor, and Antigua. In connection therewith and as a condition of that financing, Debtor has executed and delivered to Imperial a Security Agreement, of even date herewith, granting to Imperial a pledge and security interest in, among other things, all personal property owned or acquired by Debtor (the "Imperial Security Agreement").

         1.5 The Cruttenden Roth Bridge Fund, L.L.C, a California limited liability company ("Cruttenden") has also agreed to provide certain financing to Antigua according to the terms of a Securities Purchase Agreement, of even date herewith, by and among Cruttenden, SEC, Debtor, and Antigua. In connection therewith and as a condition of that financing, Debtor has executed and delivered to Cruttenden a Security and Pledge Agreement, of even date herewith, granting to Cruttenden a security interest in, among other things, all personal owned or acquired by Debtor (the "Cruttenden Security Agreement").

         1.6 LaSalle, Imperial, Cruttenden, Secured Party, SEC, Debtor, and Antigua have entered into an Intercreditor Agreement, of even date herewith (the "Intercreditor Agreement"), to among other things, establish the respective priorities of the security interests of LaSalle, Imperial, Cruttenden and Secured Party in the personal property of Debtor.

         1.7 The security interests in favor of LaSalle, Imperial and Cruttenden in the personal property of Debtor under the LaSalle Security Agreement, the Imperial Security Agreement and the Cruttenden Security Agreement, respectively, as modified or limited by the Intercreditor Agreement, are herein called the "Permitted Security Interests".

2.       SECURITY INTEREST

         Debtor hereby grants to Secured Party a security interest (hereinafter called the "Security Interest") in all of the property described below in, to or under which Debtor now has or hereafter acquires any right, title or interest, whether present, future or contingent:

                  (a) All accounts, general intangibles, instruments, documents and chattel paper, including all accounts receivable, notes, drafts, lease agreements and security agreements, and all goods, if any, represented thereby, and including but not limited to such items described in the Collateral Schedule (if any) attached hereto, whether now existing or hereafter acquired or created from time to time;

                  (b) All inventory now owned or hereafter acquired, wherever located, including all goods held for sale or lease in Debtor's business, as now or hereafter conducted, or furnished or to be furnished under contracts of service, and all raw materials, work in process, finished goods, and materials to be used or consumed in Debtor's business (whether or not the inventory is represented by warehouse receipts or bills of lading or has been or may be placed in transit or delivered to a public warehouse);

                  (c) All equipment now owned or hereafter acquired, including all furniture, fixtures, furnishings, vehicles (whether titled or non-titled), machinery, materials and supplies, wherever located, including but not limited to such items described on the collateral schedule (if any) attached hereto, together with all parts, accessories, attachments, additions thereto or replacements therefor;

                  (d) All investment property, including certificated securities, uncertificated securities, securities accounts, securities entitlements, commodity accounts and commodity contracts, and including but not limited to those items described on the collateral schedule (if any) attached hereto, together with all dividends, distributions and payments with respect thereto, all other rights and interests arising therefrom, and all substitutions and replacements therefor;

                  (e) All of the property described on the collateral schedule (if any) attached hereto.

                  (f) All property of Debtor that is now or may hereafter be in the possession or control of Secured Party in any capacity, including without limitation all monies owed or that become owed by Secured Party to Debtor;

                  (g) All policies or certificates of insurance covering any of the property described herein, and all awards, loss payments, proceeds and premium refunds that may become payable with respect to such policies;

                  (h) All books, records, correspondence, files, electronic and other media relating to the property described herein, all records, data and information stored thereon, and all computer software, databases and other informations systems used to create, maintain, process and utilize such records, data and information;

together with all proceeds of any of the foregoing property, whether due or to become due from any sale, exchange or other disposition thereof, whether cash or non-cash in nature, and whether represented by checks, drafts, notes or other instruments for the payment of money, including, without limitation, all property, whether cash or non-cash in nature, derived from tort, contractual or other claims arising in connection with any of the foregoing property. All property described above is hereinafter called the "Collateral."

3.       OBLIGATION SECURED

         The Security Interest shall secure, in such order of priority as Secured Party may elect:

                  (a) Payment of the sum of $5,198,000.00 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note of even date herewith, made by SEC payable to the order of Secured Party, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Three Year Note");

                  (b) Payment of the sum of $325,000.00 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note of even date herewith, made by SEC, payable to the order of Secured Party, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Two Year Note");

                  (c) Payment of the sum of $855,000.00 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note of even date herewith, made by SEC, payable to the order of Secured Party, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Profit Note");

                  (d) Payment, performance and observance by SEC, Debtor, and/or Antigua of each covenant, condition and provision contained in any other security agreement or pledge agreement of even date herewith securing payment of the Note (defined below) or in any other document or instrument evidencing, securing or executed and delivered in connection with the indebtedness evidenced by the Note, and which specifically refers to the Note, and of all monies expended or advanced by Secured Party pursuant to the terms thereof or to preserve any right of Secured Party thereunder; and

                  (e) Payment, performance and observance by Debtor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Collateral or any part thereof;

         3.1 The Three Year Note, the Two Year Note and the Profit Note are herein severally and collectively called the "Note". All the indebtedness and obligations secured by this Agreement are hereafter collectively called the "Obligation."

4.       REPRESENTATIONS AND WARRANTIES OF DEBTOR

         Debtor hereby represents and warrants that:

         4.1 Debtor (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) is qualified to do business and is in good standing under the laws of the state in which the Collateral is located and in each state in which it is doing business; (iii) has full power and authority to own its properties and assets and to carry on its businesses as now conducted; and (iv) is fully authorized and permitted to execute and deliver this Agreement and to enter into any transactions evidenced by any portion of the Collateral. The execution, delivery and performance by Debtor of this Agreement and all other documents and instruments relating to the Obligation will not result in any breach of the terms and conditions or constitute a default under any agreement or instrument under which Debtor is a party or is obligated. Debtor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

         4.2 The Collateral is, and is intended to be, used, produced or acquired by Debtor primarily for business use.

         4.3 The address of Debtor set forth at the beginning of this Agreement is the chief executive office of Debtor.

         4.4 All tangible Collateral will be kept at Debtor's address set forth at the beginning of this Agreement and/or at the locations described on Schedule "2" attached hereto. Debtor's records concerning the Collateral will be kept at Debtor's address set forth at the beginning of this Agreement.

         4.5 Debtor is the owner of the Collateral free of all security interests or other encumbrances except the Security Interest and the Permitted Security Interests; no financing statement covering the Collateral is filed or recorded in any public office except those to perfect the Security Interest and the Permitted Security Interests.

         4.6 Each account, chattel paper or general intangible included in the Collateral is genuine and enforceable in accordance with its terms against the party named therein who is obligated to pay the same (hereinafter called "Obligor"), and the security interests that are part of each item of chattel paper included in the Collateral are valid, first and prior perfected security interests. Each Obligor is solvent, and the amount that Debtor has represented to Secured Party as owing by each Obligor is the amount actually and unconditionally owing by that Obligor, without deduction except for normal cash discounts where applicable; no Obligor has any defense, setoff, claim or counterclaim against Debtor that can be asserted against Secured Party whether in any proceeding to enforce the Security Interest or otherwise. Each document, instrument and chattel paper included in the Collateral is complete and regular on its face and free from evidence of forgery or alteration. No default has occurred in connection with any instrument, document or chattel paper included in the Collateral, no payment in connection therewith is overdue and no presentment, dishonor or protest has occurred in connection therewith.

         4.7 Debtor is fully authorized and permitted to execute and deliver this Agreement and to enter into any transactions evidenced by any portion of the Collateral. The execution, delivery and performance by Debtor of this Agreement and all other documents and instruments relating to the Obligation will not result in any breach of the terms and conditions or constitute a default under any agreement or instrument under which Debtor is a party or is obligated. Debtor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

5.       COVENANTS OF DEBTOR

         5.1 Debtor shall not sell, transfer, assign or otherwise dispose of any Collateral or any interest therein (except as permitted herein) without obtaining the prior written consent of Secured Party and shall keep the Collateral free of all security interests or other encumbrances except the Security Interest and the Permitted Security Interests. Although proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Secured Party consents to any sale of the Collateral.

         5.2 Debtor shall keep and maintain the Collateral in good condition and repair and shall not use the Collateral in violation of any provision of this Agreement or any applicable statute, ordinance or regulation or any policy of insurance insuring the Collateral.

         5.3 Debtor shall provide and maintain insurance insuring the Collateral against risks, with coverage and in form and amount satisfactory to Secured Party. At Secured Party's request, Debtor shall deliver to Secured Party the original policies of insurance containing endorsements naming Secured Party as a loss payee.

         5.4 Debtor shall pay when due all taxes, assessments and other charges which may be levied or assessed against the Collateral.

         5.5 Debtor shall prevent any portion of the Collateral from being or becoming an accession to other goods that are not part of the Collateral.

         5.6 Debtor shall keep all titled vehicles properly registered and licensed, shall provide Secured Party with the license numbers of all titled vehicles, shall cause the Security Interest to be shown as a valid first lien on the Certificate of Title for all titled vehicles and shall deliver the Certificates of Title, or lien filing receipts, as applicable, to Secured Party as evidence thereof.

         5.7 Debtor shall immediately deliver to Secured Party all instruments, documents, chattel paper and certificated securities (together with stock powers satisfactory to Secured Party, executed in blank) that are at any time included in the Collateral and that are not then held by LaSalle, Imperial or Cruttenden in connection with the Permitted Security Interests. Debtor, upon demand, shall promptly deliver to Secured Party all invoices, shipping or delivery records, purchase orders, contracts or other items related to the Collateral. Debtor shall notify Secured Party immediately of any default by any Obligor in the payment or performance of its obligations with respect to any Collateral. Debtor, without Secured Party's prior written consent, shall not make or agree to make any alteration, modification or cancellation of, or substitution for, or credit, adjustment or allowance on, any Collateral.

         5.8 Debtor shall give Secured Party immediate written notice of any change in the location of: (i) Debtor's chief executive office; (ii) the Collateral or any part thereof; or (iii) Debtor's records concerning the Collateral.

         5.9 Secured Party or its agents may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located. Debtor shall keep records concerning the Collateral in accordance with generally accepted accounting principles and, unless waived in writing by Secured Party, shall mark its records and the Collateral to indicate the Security Interest. Secured Party shall have free and complete access to Debtor's records and shall have the right to make extracts therefrom or copies thereof. Upon request of Secured Party from time to time, Debtor shall submit up-to-date schedules of the items comprising the Collateral in such detail as Secured Party may require and shall deliver to Secured Party confirming specific assignments of all accounts, instruments, documents and chattel paper included in the Collateral.

         5.10 Debtor, at its cost and expense, shall protect and defend this Agreement, all of the rights of Secured Party hereunder, and the Collateral against all claims and demands of other parties, including without limitation defenses, setoffs, claims and counterclaims asserted by any Obligor against Debtor and/or Secured Party. Debtor shall pay all claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Debtor shall promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

         5.11 The Security Interest, at all times, shall be perfected and shall be prior to any other interests in the Collateral except the Permitted Security Interests. Debtor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements and other documents requested by Secured Party to establish, maintain and continue the perfected Security Interest. Debtor, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

         5.12 If Debtor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Collateral free from other security interests, encumbrances or claims except the Permitted Security Interests, to keep the Collateral in good condition and repair, to procure and maintain insurance thereon, or to perform otherwise as required herein, Secured Party may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform; Secured Party is hereby authorized to enter upon any property in the possession or control of Debtor for such purposes.

         5.13 All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by the Security Interest, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Debtor to Secured Party immediately without demand.

6. NOTIFICATION AND PAYMENTS; COLLECTION OF COLLATERAL; USE OF COLLATERAL BY DEBTOR

         6.1 Secured Party, after the occurrence and during the continuation of an Event of Default, without notice to Debtor, may notify any or all Obligors of the existence of the Security Interest and may direct the Obligors to make all payments on the Collateral to Secured Party. Until Secured Party has notified the Obligors to remit payments directly to it, Debtor, at Debtor's own cost and expense, shall collect or cause to be collected the accounts and monies due under the accounts, documents, instruments and general intangibles or pursuant to the terms of the chattel paper. Secured Party shall not be liable or responsible for any embezzlement, conversion, negligence or default by Debtor or Debtor's agents with respect to such collections; all agents used in such collections shall be agents of Debtor and not agents of Secured Party. Unless Secured Party notifies Debtor in writing that it waives one or more of the requirements set forth in this sentence, any payments or other proceeds of Collateral received by Debtor, before or after notification to Obligors, shall be held by Debtor in trust for Secured Party in the same form in which received, shall not be commingled with any assets of Debtor and shall be turned over to Secured Party not later than the next business day following the day of receipt. All payments and other proceeds of Collateral received by Secured Party directly or from Debtor shall be applied to the Obligation in such order and manner and at such time as Secured Party, in its sole discretion, shall determine. In addition, Debtor shall promptly notify Secured Party of the return to or possession by Debtor of goods underlying any Collateral; Debtor shall hold the same in trust for Secured Party and shall dispose of the same as Secured Party directs.

         6.2 Secured Party, after the occurrence and during the continuation of any Event of Default, without notice to Debtor, may demand, collect and sue on the Collateral (either in Debtor's or Secured Party's name), enforce, compromise, settle or discharge the Collateral and endorse Debtor's name on any instruments, documents, or chattel paper included in or pertaining to the Collateral; Debtor hereby irrevocably appoints Secured Party its attorney in fact for all such purposes.

         6.3 Until the occurrence of an Event of Default, Debtor may: (i) use, consume and sell any inventory included in the Collateral in any lawful manner in the ordinary course of Debtor's business provided that all sales shall be at commercially reasonable prices; and (ii) retain possession of any other Collateral and use it in any lawful manner consistent with this Agreement.

7.       COLLATERAL IN THE POSSESSION OF SECURED PARTY

         7.1 Secured Party shall use such reasonable care in handling, preserving and protecting the Collateral in its possession as it uses in handling similar property for its own account. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Collateral unless there is affirmative proof of a lack of due care; the lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance.

         7.2 Debtor shall be solely responsible for taking any and all actions to preserve rights against all Obligors; Secured Party shall not be obligated to take any such actions whether or not the Collateral is in Secured Party's possession. Debtor waives presentment and protest with respect to any instrument included in the Collateral on which Debtor is in any way liable and waives notice of any action taken by Secured Party with respect to any instrument, document or chattel paper included in any Collateral that is in the possession of Secured Party.

8.       EVENTS OF DEFAULT; REMEDIES

         8.1 The occurrence of any event or condition defined in the Note as an "Event of Default" shall constitute and is hereby defined to be an Event of Default under this Security Agreement.

         8.2 Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

                  (a)  Declare  all  or  any  part  of  the   Obligation  to  be
         immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

                  (b) Without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Debtor. Debtor, upon demand by Secured Party, shall assemble the Collateral and deliver it to Secured Party or to a place designated by Secured Party that is reasonably convenient to both parties.

                  (c) Operate the business of Debtor as a going concern, including, without limitation, extend sales or services to new customers and advance funds for such operation. Secured Party shall not be liable for any depreciation, loss, damage or injury to the Collateral or other property of Debtor as a result of such action. Debtor hereby waives any claim of trespass or replevin arising as a result of such action.

                  (d) Pursue any legal or equitable remedy available to collect the Obligation, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it.

                  (e) Upon obtaining possession of the Collateral or any part thereof, after notice to Debtor as provided in Paragraph 8.4 herein, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Secured Party in taking, storing, repairing and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of the Obligation, and any surplus thereafter remaining shall be paid to Debtor or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the sale of the Collateral and the total amount of the Obligation, Debtor, upon demand, shall promptly pay the amount of such deficiency to Secured Party.

         8.3 Secured Party, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder.

         8.4 Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Debtor at least ten (10) days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

         8.5 Debtor shall pay all costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all deeds of trust and other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

         8.6 In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of

Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

9.       MISCELLANEOUS PROVISIONS

         9.1 The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

         9.2 Without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or
(iv) release any part of the Collateral from the Security Interest.

         9.3 Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling;
(iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

         9.4 The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed according to the laws of the State of Arizona. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

         9.5 Debtor shall execute and deliver such additional documents and instruments and shall do such other acts as Secured Party may reasonably require to fully implement the intent of this Agreement.

         9.6 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Debtor and a duly authorized officer of Secured Party.

         9.7 This Agreement which shall remain in full force and effect until all of the Obligation shall have been paid and performed in full.

         9.8 No setoff or claim that Debtor now has or may in the future have against Secured Party shall relieve Debtor from paying or performing the Obligation.

         9.9 Time is of the essence hereof. If more than one Debtor is named herein, the word "Debtor" shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         9.10 All exhibits and schedules attached hereto are incorporated herein at each reference thereto.

         9.11 All notices required or permitted to be given hereunder shall be in writing and shall be given at the place and in the manner provided in the Stock Purchase Agreement.

         9.12 A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

         9.13 Secured Party may bring any action or proceeding to enforce or arising out of this Note in any court of competent jurisdiction. Any action or proceeding brought by Debtor arising out of this Note shall be brought solely in a court of competent jurisdiction located in the County of Maricopa, State of Arizona, or in the United States District Court for the District of Arizona. Debtor waives any objection which it may now or hereafter have to venue of any such action or proceeding and waives any right to seek removal of any action or proceeding commenced in accordance herewith. If either party commences any action or proceeding arising out of this Note, in a court located in the County of Maricopa, State of Arizona, or the United States District Court for the District of Arizona, the other party hereby agrees that it will submit and does hereby irrevocably submit to the personal jurisdiction of such courts and will not attempt to have such action dismissed, abated, or transferred on the ground of forum non convenience or similar grounds; provided, however, that nothing contained herein shall prohibit any party from seeking, by appropriate motion, to remove any action brought in a Arizona state court to the United States District Court for the District of Arizona. If such action is so removed, however, neither party shall seek to transfer such action to any other district, nor shall either party seek to transfer to any other district any action which the other party originally commences in such federal court.

         9.14 Debtor agrees that a summons and complaint or equivalent documents commencing an action or proceeding in any court shall be validly and properly served and shall confer personal jurisdiction over Debtor if served upon Bonn, Luscher, Padden & Wilkins, 805 North Second Street, Phoenix, Arizona 85004,
Attention: John M. Welch, Esq., whom Debtor hereby designates and appoints as Debtor's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in such action or proceeding in any such court. Debtor shall be sent, by certified mail to Debtor's notice address as provided herein, a copy of such summons and complaint at the time of service upon such agent; provided, however, that any such copy shall be sent solely as a courtesy for Debtor and its failure to receive such copy shall in no way affect the validity and propriety of the service made on Debtor through such agent. Debtor agrees that if it desires to make any change in its agent for service, such change shall be subject to Secured Party's written approval, which approval shall not be unreasonably withheld.

         DEBTOR AND SECURED PARTY (BY ITS ACCEPTANCE OF THIS NOTE) HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS NOTE OR THE OTHER TRANSACTION DOCUMENTS, THE INDEBTEDNESS EVIDENCED BY THIS NOTE, ANY COLLATERAL OR SECURITY FOR THIS NOTE, OR ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY IN CONNECTION WITH THE TRANSACTIONS THAT ARE THE SUBJECT OF THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION SHALL APPLY TO ANY SUCH ACTION OR PROCEEDING, WHETHER INVOLVING A CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED IN CONTRACT, TORT OR OTHERWISE. EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

10.      NON-DEBTOR BORROWER PROVISIONS

         10.1 All advances of principal under the Note shall be made to SEC subject to and in accordance with the terms thereof. It is not necessary for Secured Party to inquire into the powers of SEC or the officers, directors, partners, members or agents acting or purporting to act on its behalf. Debtor is and shall continue to be fully informed as to all aspects of the business affairs of SEC that it deems relevant to the risks it is assuming and hereby waives and fully discharges Secured Party from any and all obligations to communicate to Debtor any facts of any nature whatsoever regarding SEC and SEC's business affairs.

         10.2 Debtor authorizes Secured Party, without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation and without affecting the lien or the priority of the Security Interest, from time to time, at the request of any person primarily obligated therefor, to renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of, all or any part of the Obligation, including increase or decrease any rate of interest thereon. Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against SEC; (ii) the benefits of any statutory provision limiting the liability of a surety, including without limitation the benefit of A.R.S. ss.12-1641, et seq. and Rule 17(f) of the Arizona Rules of Civil Procedure; and (iii) any defense arising by reason of any disability or other defense of SEC or by reason of the cessation from any cause whatsoever of the liability of SEC. Debtor shall have no right of subrogation and hereby waives any right to enforce any remedy which Secured Party now has, or may hereafter have, against Borrower.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                          SOUTHHAMPTON ENTERPRISES INC., a Texas
                                          corporation


                                          By /s/ L. Steven Haynes

                                            Its Secretary


                                                                          DEBTOR

                                   SCHEDULE 1

Sellers
-------

         Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88

         Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Kim L. Dooley

         Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Shawn T. Dooley

         Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88

         E. Louis Werner, Jr. Trustee, E. Louis Werner, Jr. Revocable Intervivos Trust dated December 31, 1982

         Bobbi D. Hunter, Trustee under the 1989 Trust Agreement established separate irrevocable Gift Trusts f/b/o the children of Thomas and Gail Dooley dated March 7, 1989

                                   SCHEDULE 2

Collateral Locations
--------------------

               1710-1177 West Hastings
               Vancouver, British Columbia

               2105 Midland Avenue
               Scarborough, Ontario
                                   Page 1 of 1